SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			05/25/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of" "April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 	"One behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as"
	"Indenture Trustee for the Trust, the Indenture Trustee has caused to be "
	"filed with the Commission, the monthly report dated"
	05/25/99	.
	The Monthly Report is filed pursuant to and in accordance with (1)
	numerous no-action letters and (2) current Commission policy in the area.
	The filing of the Monthly Report will occur subsequent to each monthly
	distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		05/25/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	59749000	1136914.88	186655.88	1323570.76	58612085.12
A-2	35032000	0	0	0	35032000
A-3	29161000	0	0	0	29161000
A-4	30168000	0	0	0	30168000
A-5	15890000	0	0	0	15890000
M-1	28125000	0	0	0	28125000
M-2	16250000	0	0	0	16250000
B-1	19375000	0	0	0	19375000
B-2	16250000	0	0	0	16250000
Total	250000000	1136914.88	186655.88	1323570.76	248863085.1


	Payment of Loss	Interest	Allocable
           Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	19.02818256	3.124000067	22.15218263	980.9718174	0.05112
A-2	0	0	0	1000	0.0629
A-3	0	0	0	1000	0.0644
A-4	0	0	0	1000	0.0682
A-5	0	0	0	1000	0.0738
M-1	0	0	0	1000	0.0803
M-2	0	0	0	1000	0.09
B-1	0	0	0	1000	0.09
B-2	0	0	0	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		05/25/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					1533904.56
      Available Payment Amount					1323570.76

ii)  Beginning and Ending Class Principal Balances 			See page 1
      Beginning Pool Principal Balance 					250000566.4
      Ending Pool Principal Balance 					248896829.8


iii)  Class Factors			Class A-1	1	0.98097182
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer				429219.83
      Interest from Purchased Loans					948.15
      Interest from Liquidated Mortgage Loans					0



      Principal Collections (Regular Installments)				283054.58
      Principal Collections (Curtailments and Paid in Fulls)					798815.57
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					0
      Principal from Purchased Loans					21866.43
					1103736.58


Total Payments					1533904.56

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					0
less:  Trust Fees and Expenses					210333.8
Available Distribution Amount					1323570.76

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions8749453.405
       Amounts distributed to the Residual Interest			8716275.1




vii)  Master Servicer Fee					7291.68
       Indenture Trustee Fee					1666.67
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					100521.06
	Servicer Fee				100521.06
	Non recoverable advances				0

viii)  Overcollateralization Amount					33744.72
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					0
         Allocable Loss Amount					0
         Excess Spread					33178.3
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				233	232
weighted avg. Home Loan Int Rate of the Home Loans				0.13491	0.1349

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				533858.36
	Six-Month Rolling Delinquency Average				533858.36
	Net Delinquency Calculation Amount				907559.212

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			0	0
B)Liquidated Home Loans			0	0
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		44	1210319.79	0.004862737
	60-89 Days Delinquent		15	400435.27	0.00160884
	90-179 Days Delinquent		1	44480.36	0.00017871
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings	# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		3	114012.06	0.00045807
	60-89 Days Delinquent		3	88942.73	0.000357348
	90-179 Days Delinquent		0	0	0
      180 or more Days Delinquent			0	0	0
	Aggregate		6	202954.79

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.05112
	One-Month LIBOR		0.04912	0.04912




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	5/31/99